UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2024

Merit Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	MMSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The information included in this Current Report on Form 8-K (the “Current Report”) contains forward-looking statements about Merit Medical Systems, Inc., a Utah corporation (“Merit”), that involve substantial risks and uncertainties. Merit intends such statements, and all subsequent forward-looking statements attributable to Merit, to be expressly qualified in their entirety by these cautionary statements and covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 27A of the Securities Act of 1933, as amended (the “Securities Act”). All statements included in this Current Report, other than statements of historical fact, are forward-looking statements for purposes of these provisions. These statements involve known and unknown risks, uncertainties and other factors that may cause Merit’s actual results, levels of activity, performance or achievement to be materially different from those expressed or implied by the forward-looking statements, including those described in Merit’s Annual Report on Form 10-K for the year ended December 31, 2023 and Merit’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2024, and subsequent filings with the SEC. In some cases, forward-looking statements can be identified by the use of terminology such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “potential,” “project,” “will,” “would,” “seek,” “should,” “could,” “can,” “predict,” “potential,” “continue,” “objective” or other forms of these words or similar words or expressions, or the negative thereof or other comparable terminology. However, not all forward-looking statements contain such identifying words.

All forward-looking statements included in this Current Report speak only as of the date made, are based on information available to Merit as of such date, and are subject to change. Merit assumes no obligation to update or revise any forward-looking statement. If Merit does update or correct one or more forward-looking statements, readers should not conclude that Merit will make additional updates or corrections. Merit’s actual results will likely differ, and may differ materially, from anticipated results. Readers should not unduly rely on any such forward-looking statements.

Item 1.01.  Entry into a Material Definitive Agreement.

On July 1, 2024, Merit entered into an Asset Purchase Agreement (the “Purchase Agreement”) with EndoGastric Solutions, Inc., a Delaware corporation (“EGS”), pursuant to which Merit acquired the EsophyX® Z+ device and various assets related thereto (collectively, the “Acquisition”), which are designed to deliver a durable, minimally invasive non-pharmacological treatment option for patients suffering from gastroesophageal reflux disease. Merit acquired the purchased assets identified under the Purchase Agreement for a purchase price of $105 million, plus the assumption or reimbursement of certain liabilities of EGS, which amounts Merit financed at closing through borrowings under its long-term credit facility.

The Purchase Agreement contains customary representations and warranties, as well as customary indemnification provisions and post-closing covenants. The representations and warranties are insured pursuant to a buyer-side representation and warranty insurance policy (the “RWI”), subject to standard exceptions and limitations, obtained by Merit in connection with the Acquisition. Recovery under the RWI is Merit’s sole recourse for breaches of representations and warranties, other than with respect to fraud.

At the closing of the Acquisition, Merit and EGS entered into various agreements to facilitate the transition of the acquired assets and associated business operations to Merit, including a Transition Services Agreement and a Contract Manufacturing Agreement.

The foregoing summary of the principal terms of the Purchase Agreement is not complete and is qualified in its entirety by the actual terms and conditions of the Purchase Agreement, a copy of which Merit intends to file in a future filing with the SEC. The representations, warranties, and other terms contained in the Purchase Agreement were made solely for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. Those representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Merit, EGS, or any of their respective subsidiaries or affiliates. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of the Purchase Agreement or prior, specified dates, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying exhibits and schedules.

Item 2.02. Results of Operations and Financial Condition.

On July 1, 2024, Merit issued a press release announcing the Acquisition and updating its 2024 Fiscal Year Guidance in light of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 1, 2024, Merit issued the attached press release (Exhibit 99.1) announcing the Acquisition.

The information contained in Item 2.02 above and this Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) is furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by Merit under the Securities Act or the Exchange Act.

Merit is making reference to non-GAAP financial information in the attached press release. A quantitative reconciliation of such non-GAAP financial information to comparable GAAP financial information is not available without unreasonable effort.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release, dated July 1, 2024, entitled “Merit Medical Announces Asset Purchase Agreement with EndoGastric Solutions, Inc.”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: July 1, 2024	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

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